                                                          INTERLEAF CONFIDENTIAL


Exhibit 10              Common Stock Purchase Agreement

        This Agreement dated as of November ___, 1998 is entered into by and between Interleaf, Inc., a Massachusetts corporation (the "Company"), and the entity listed below and designated as a Purchaser (referred to herein as "Purchaser").

        WHEREAS, this Agreement is one of a series of identical agreements being executed between the Company and purchasers of Common Stock for an aggregate consideration of at least $3,500,000 (collectively, the Purchaser and such other purchasers are referred to herein as the "Purchasers").

In consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.      PURCHASE AND SALE OF SHARES.

1.1 Authorization. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, of an aggregate of 7,500,000 shares (the "Shares") of its Common Stock, $0.01 par value per share ("Common Stock").

1.2 Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement, upon written notice provided to each Purchaser in the form attached hereto as Exhibit A (referred to herein as a "Notice of Sale"), the Company will issue and sell to the Purchaser, and each Purchaser will purchase on one or more occasions, up to an aggregate of such number of Shares as is indicated opposite the Purchaser's name below, at a purchase price of $0.80 per share (the "Purchase Price").

1.3 Use of Proceeds. The Company will use the proceeds from the sale of the Shares (i) to partially redeem its 6% Convertible Preferred Stock ("Series D Stock") or to otherwise achieve a fixed floor on the conversion price applicable to the Series D Stock, and/or (ii) if the Series D Stock has achieved a fixed floor, then the Company will use the proceeds to redeem all or a portion of the issued and outstanding shares of its Series C Convertible Preferred Stock.

1.4 Conditions to Purchase. Anything to the contrary contained herein notwithstanding, no Purchaser shall be obligated to purchase Shares as indicated in any particular Notice of Sale unless a registration statement under the Securities Act covering the resale of such Shares by the Purchasers (the "Registration Statement") shall have been declared effective by the SEC. This condition may be waived by the Purchasers, acting individually, in their sole discretion, as to such Purchaser's own Shares, but not as to the Shares to be purchased by any other Purchaser.

2.      THE CLOSINGS.

2.1 First Closing. The first closing at which the Purchasers shall purchase Shares hereunder shall take place at the offices of the Company at 62 Fourth Avenue, Waltham, Massachusetts at 12:00 p.m. on December 29, 1998, or such later date not later than December 31, 1998 as the Company may specify upon not less than 24 hours notice by facsimile transmission or telephone (the "First Closing"). Not less than two (2) business days before the First Closing, the Company shall deliver to the Purchasers its initial Notice of Sale specifying the number of Shares to be sold to each Purchaser at the First Closing. At the First Closing:

        (a) The Company shall deliver to the Purchasers a certificate, as of the most recent practicable date, as to the legal existence and corporate good standing of the Company issued by the Secretary of State of the Commonwealth of Massachusetts;

        (b) The Company shall deliver to the Purchasers the Articles of Organization of the Company, as amended and in effect as of the First Closing Date, certified by the Secretary of State of the Commonwealth of Massachusetts, as of the most recent practicable date;

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                                                          INTERLEAF CONFIDENTIAL


        (c) The Company shall deliver to the Purchasers the By-laws of the Company, certified by its Clerk as in effect as of the First Closing Date;

        (d) The Company shall deliver to the Purchasers a copy of the resolutions of the Board of Directors of the Company authorizing and approving this Agreement and the issuance of the Shares hereby, certified by the Secretary of the Company as of the First Closing Date; and

        (e) The Company shall deliver to the Purchasers certificates for the Shares being purchased by each Purchaser at the First Closing, registered in the name of each such Purchaser;

        (f) Each Purchaser shall pay to the Company the Purchase Price for the number of Shares set forth in the Notice of Sale for the First Closing, by wire transfer or certified check; and

        (g) The Company and each Purchaser shall execute and deliver a Cross-Receipt.

2.2 Subsequent Closings. From and after the First Closing, from time to time through and until the later of (i) 5:00 p.m. EST on December 31, 1998, or (ii) five (5) business days after the date on which the Registration Statement is declared effective by the SEC, but in any event not later than February 15, 1999, the Company may conduct additional closings at which it issues additional Shares (each an "Additional Closing") as follows:

        (a) The Company shall send to each Purchaser a Notice of Sale (such Notice of Sale to be sent via overnight courier or facsimile pursuant to Section 6.4) not later than three (3) business days before the date of the Additional Closing.

        (b) At the Additional Closing, each Purchaser shall purchase, and the Company shall sell, such number of Shares as are indicated in the Notice of Sale for that Additional Closing, for the Purchase Price agreed to herein and upon the other terms and conditions of this Agreement.

        (c) The consideration payable for the Shares covered by each Notice of Sale shall be paid to the Company at the Additional Closing. Certificates representing the purchased Shares shall be issued, or such Shares shall be made available via DWAC or other mutually agreed medium, within three (3) business days following the Additional Closing and Company's receipt of the Purchase Price for such Shares.

        (d) The Shares being purchased and sold pursuant to each such Notice of Sale shall be apportioned among the Purchasers on a pro-rata basis in accordance with their respective total commitment to purchase Shares under this Agreement, except as the Purchasers may otherwise agree.

        (e) The total number of Shares being purchased and sold under all Notices of Sale issued by the Company shall not exceed the total number of Shares set forth in Section 1.1 hereof that are being subscribed for under this Agreement by all Purchasers.

3. REPRESENTATIONS OF THE COMPANY. The Company hereby represents and warrants to each of the Purchasers as follows as of the First Closing Date and as of the date of each Additional Closing:

3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Company is duly qualified or otherwise authorized to transact business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operations or financial condition of the Company.

3.2 Capitalization. The Company is authorized to issue (a) 50,000,000 shares of common stock, $.01 par value per share, of which 18,834,924 shares were issued and outstanding as of September 30, 1998, and (b) 5,000,000 shares of Preferred Stock, $.10 par value per share, of which (i) 2,142,857 shares have been designated as Senior Series B Convertible Preferred Stock (of which 861,911 shares were outstanding as of September 30, 1998), (ii) 1,200,000 shares have been designated as Series C Stock (of which 1,010,348 were issued and outstanding as of September 30, 1998), and (iv) 8,367 shares of Series D

                                                          INTERLEAF CONFIDENTIAL


        Stock (of which 6,987 shares were issued and outstanding as of September 30, 1998). Since September 30, 1998, the Company has entered into agreements with the holders thereof to redeem all of the Series C Stock and 5,487 shares of Series D Stock in exchange for cash and the issuance of 3,525,811 Shares of Common Stock. The Common Stock and the Preferred Stock of the Company have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Articles of Organization and amendments thereto. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

3.3 Authority for Agreement. Except for any shareholder approval as provided under Section 5.4, the execution, delivery and performance by the Company has been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Company, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

3.4 Issuance and Sale of Shares. Except for any shareholder approval as provided under Section 5.4, the issuance and sale of the Shares by the Company has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of the Company, and the Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. Based in part on the representations made by or on behalf of each Purchaser in Section 4 hereof, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

3.5 No Breach. Except for any shareholder approval as provided under Section 5.4, neither the execution, delivery nor performance of this Agreement by the Company will (a) conflict with or violate any provision of the Articles of Organization, as amended, or By-laws of the Company, (b) require on the part of the Company any filing with, or permit, authorization, consent or approval of, any governmental entity, (c) result in breach of, constitute a default under, or require any notice, consent or waiver under, any contract, agreement or other instrument to which the Company is a party or by which it is bound (other than any consent or waiver which has already been obtained), or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, excluding from subparagraphs (a) - (d) such matters as would not in the aggregate have a material adverse effect on the assets, business or financial condition of the Company or upon the transactions contemplated hereby.

3.6     Reports and Financial Statements.

(a) SEC Reports. The Company has previously furnished to the Purchasers complete and accurate copies, as amended or supplemented, of its (i) Annual Report on Form 10-K for the fiscal year ended March 31, 1998, as filed with the Securities and Exchange Commission (the "SEC"), (ii) all proxy statements relating to the Company's meetings of stockholders held or currently scheduled since March 31, 1998 and (iii) all other reports filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") since March 31, 1998 (such reports are collectively referred to herein as the "Company Reports"). The Company Reports constitute all of the documents required to be filed by the Company under Section 13, 14 or 15(d) of the Exchange Act with the SEC since March 31, 1998. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Financial Statements. The audited financial statements and unaudited interim financial statements of the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1998 (i) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of

                                                          INTERLEAF CONFIDENTIAL


        operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

(c) Other Information. The Company has provided to and discussed with the Purchasers such information as the Purchasers have requested (to the extent available) regarding the current operations, financial condition (including the amount of available cash) and plans of the Company.

3.7 Material Adverse Change. Except as disclosed by the Company in writing to the Purchaser prior to the date hereof, since June 30, 1998, there has not been any material adverse change in the assets, business, financial condition or results of operations of the Company.

3.8 Actions and Proceedings. There are no actions, suits or claims or legal or arbitral proceedings or governmental inquiries or investigations, pending, or, to the Company's knowledge, any threatened against the Company, which questions the validity of this Agreement or the right of the Company to enter into it, or which might result, either individually or in the aggregate, in any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company.

4. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser severally represents and warrants to the Company as follows:

4.1 Investment. Each Purchaser (i) is acquiring the Shares solely for its own account for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, (ii) has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, and
        (iii) is fully aware that in agreeing to sell the Shares and entering into this Agreement, the Company is relying upon the truth and accuracy of the representations and warranties contained herein.

4.2 Authority for Agreement. Each Purchaser has full power and authority to execute, deliver and perform its obligations under this Agreement in accordance with its terms. Each Purchaser represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. This Agreement has been duly executed and delivered by each Purchaser and constitutes a valid and binding obligation of each Purchaser, enforceable against each such Purchaser in accordance with its terms.

4.3 Information. Each Purchaser or its attorney-in-fact (a) has reviewed the representations of the Company contained in this Agreement and the Company Reports, and (b) has had the opportunity to make inquiry concerning the Company and its business and personnel. The officers of the Company have made available to each such person any and all written information that it has requested and have answered to each such person's satisfaction all inquiries made.

4.4 Accredited Investor. Each Purchaser is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. Each Purchaser either alone or with its purchaser representative or attorney-in-fact has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof, including a complete loss of its entire investment.

4.5 Brokerage. No broker, finder, agent or similar intermediary has acted on behalf of any Purchaser in connection with the Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with any Purchaser.

5. COVENANTS OF THE COMPANY. The Company agrees with each Purchaser as follows:

5.1 Information to be Furnished. So long as the Purchaser holds at least 50% of the total Shares issued to such Purchaser under this Agreement, the Company shall deliver to the Purchaser with reasonable promptness, such notices, information and data with respect to the Company as the Company files with

                                                          INTERLEAF CONFIDENTIAL


        the SEC or delivers to all holders of its Common Stock, and such other information and data as the Purchaser may from time to time reasonably request.

5.2 Reservation of Shares. The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon purchase of all of the Shares.

5.3 Registration of Shares. The Company will promptly within seven days after the date of this Agreement file with the SEC a registration statement under the Securities Act on Form S-3 (or any successor short form registration involving a similar amount of disclosure; or if then ineligible to use any such form, then any other available form of registration statement) covering the resale by Purchasers of all the Shares purchased by the Purchasers hereunder (the "Registration Statement"), and will use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as possible and remain effectively continuously until the earlier of (i) two years from the Closing Date, or (ii) such time as all of the Shares held by each Purchaser may be sold pursuant to Rule 144(k) promulgated under the Securities Act on a single day. Each Purchaser will cooperate in promptly providing all information or certificates required from it in order to be included as a selling stockholder on such Registration Statement. The Purchasers are not obligated to purchase any Shares until such Registration Statement has become effective.

5.4 Shareholder Approval. The Company will use its best efforts to promptly notice and hold a shareholders meeting as soon as reasonably practicable to obtain any shareholder approvals required by the Company (including those required by the Nasdaq Stock Market Marketplace Rules) to allow for issuance of the Shares upon their purchase by the Purchasers.

        If the Company is unable to obtain any required shareholder approval concerning the issuance of Shares hereunder prior to January 29, 1999, then the Company shall immediately re-purchase, at a "Special Redemption Price" equal to 110% of the Purchase Price, the smallest number of Shares which is sufficient, in the Company's reasonable judgment, such that following such re-purchase, issuance and sale of the remaining Shares would not constitute a breach of the Company's obligations under the Nasdaq Stock Market Marketplace Rules. Any such re-purchase shall be made pro-rata.

6.      MISCELLANEOUS.

6.1 Assignability. This Agreement, and the rights and obligations of the Purchasers hereunder, may be assigned in whole and not in part by each Purchaser to any person or entity to which at least 50% of the total Shares issued under this Agreement are transferred by the Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides to the Company a written instrument notifying the Company of such transfer and assignment and agreeing to be bound by the terms of this Agreement.

6.2 Confidentiality. Each Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, or pursuant to visitation or inspection courtesies extended to such Purchaser, unless such information is known, or until such information becomes known, to the public; PROVIDED, HOWEVER, that each Purchaser may disclose such information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Shares from a Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section, or (iii) to any affiliate of a Purchaser; subject to the agreement of such party to keep such information confidential as set forth herein.

6.3 Survival of Representations and Warranties. All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated hereby.

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                                                          INTERLEAF CONFIDENTIAL


6.4 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service, transmitted via facsimile with answerback and with copy via U.S. mail, or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

        If to the Company, at Interleaf, Inc., 62 Fourth Avenue, Waltham, Massachusetts 02154, Attn: General Counsel, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers; or

        If to a Purchaser, at its address as indicated underneath its signature below, or at such other address or addresses as may have been furnished in writing by the Purchaser to the Company.

        Notices provided in accordance with this Section 6.4 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or two business days after deposit in the mail and on the next business day following transmittal via facsimile.

6.5 Indemnification and Expenses. The Company and the Purchasers each agree to indemnify and save the other harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders' fees or commissions in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. Each party will pay its own closing costs and attorneys fees.

6.6 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

6.7 Amendment and Waiver. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 6.7 shall be binding upon each holder of any Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

6.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

6.9 Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

6.10 Enforceability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.



                   [Balance of page left blank intentionally.]

                                                          INTERLEAF CONFIDENTIAL


6.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Executed as of the date first written above.

                  INTERLEAF, INC.



                  By:
                     -------------------
                      Peter J. Rice, CFO

         THE PURCHASERS:

                                               Shares              Dollars          Pro-Rata
                                               Purchased           Invested         Portion
                                               ---------           --------         -------
         Purchaser's Name Here
                                                   ,               $    ,                    %
                                               ---------           ---------        ---------


By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------
Date:
     -----------------------

                                                          INTERLEAF CONFIDENTIAL


                                    EXHIBIT A
                                       to
                         Common Stock Purchase Agreement

                             Form of Notice of Sale
                             ----------------------

                             [Interleaf Letterhead]

Date
Via Facsimile and U.S. Mail

To the Private Placement Investors
        Under the Common Stock Purchase Agreement
        Dated November __, 1998

Re:     Notice of Sale

Gentlemen:

Reference is made to the Common Stock Purchase Agreement between Interleaf, Inc. (the "Company") and each of you dated November __, 1998 (the "Purchase Agreement").

This letter constitutes a Notice of Sale from the Company to each of you under to Section 2 of the Agreement. The Company hereby gives notice of sale with respect to a total of ________ Shares of Common Stock, for an aggregate Purchase Price of $_____.

Pursuant to the Purchase Agreement, please remit your pro-rata portion of the aggregate Purchase Price stated above within three (3) business days from your receipt of this Notice. Please remit these funds to the Company via check sent to the undersigned, or via wire transfer as follows:

        Wire transfer instructions to be inserted

Within three (3) business days from receipt of funds from you, the Company will deliver your Shares in certificate form, or via DWAC or other delivery instructions that you may wish to provide.

Thank you for your cooperation in this matter. If you have any questions, please feel fee to call either Peter Rice at (781) 768-1509, or the undersigned at
(781) 768-1086.

Very truly yours,



Craig Newfield
General Counsel